EXHIBIT 99.1(B)—CERTIFICATION OF CHIEF FINANCIAL OFFICER

Certification Pursuant to
18 U.S.C. Section 1350
(as Adopted Pursuant to Section 906 of
the Sarbanes-Oxley Act Of 2002)

I, Stephen R. Brown, Chief Financial Officer of IDT Corporation (the “Company”), do hereby certify to the best of my knowledge and belief that:

1.
The Company’s Annual Report on Form 10-K for the year ended July 31, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78o(d)); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 29, 2002

/s/ STEPHEN R. BROWN
Stephen R. Brown